TECHNOLOGY LICENSE AGREEMENT

     THIS  TECHNOLOGY LICENSE AGREEMENT (the "Agreement"), dated April 18 , 2003
                                              ----------         --------      -
(the "Effective Date"), is by and between ADVOCAST, Inc., a Delaware corporation
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with  its  principal place of business at 1000 Connecticut Avenue NW, Suite 505,
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Washington,  D.C.  20006  ("Licensor"),  and  AIMS  Worldwide, Inc. , a Delaware
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corporation  with  a principal place of business at 10400 Eaton Place , Fairfax,
                                                    ----------------------------
VA  22030  ("Licensee").
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RECITALS:

     A. Licensor is the creator and owner of certain Software and Technology (as more fully defined below), and has the right to grant a license to use, modify, copy, market, license and sell the Software, Software Services and Technology.

     B. Licensor agrees to grant Licensee a License of Advocast's Private Communication Infrastructure (A-PCI) and Licensee agrees to pay Licensor 500,000 shares of Licensee's Common Stock for the License of
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          Advocast's  Private  Communications  Infrastructure.  Licensor  will
                                                                ----------------
          register said common stock at its earliest convenience, not to surpass
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          one  year  from  the  date  of  this  Agreement.
          -----------------------------------------------

     C. In light of the foregoing, Licensor desires to grant Licensee a fully paid up, perpetual, non-exclusive, worldwide license to use, market, and sell any and all technology services, products or know-how of
          Licensor,  and  a  3  (three) year exclusive worldwide license to use,
                     -----------------------------------------------------------
          market, and sell any and all technology services, products or know-how
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          of  Licensor, on the terms and conditions set forth in this Agreement.
          -------------
          Exclusivity  to  be re-assessed at the end of 3 (three) years from the
          ----------------------------------------------------------------------
          date  of  this  Agreement.
          --------------------------

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants, agreements and warranties set forth herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.     GENERAL  DEFINITIONS.

     1.1     "Software  Services"  means Licensor's Application Service Provider
(ASP), Web-based, Advocast Private Communications Infrastructure (A-PCI) software system.

     1.2     "Derivative Work" means, with respect to any Websites or electronic
              ---------------
communities  created  by  the  Technology.

     1.3  "Sale"  or  "sell" means, with respect to the use of the Technology to
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sell  Websites  and  marketing  communication  infrastructure  systems  to  the
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Licensor's customers or franchisees. Sale or sell shall in no event mean sale of
          ---------------------------------------
ownership  of  the  intellectual property rights with respect to the Technology.

"Technology"  means  all  existing  software,  the Web Sites the software system
------------
produces, and all other technology and materials related to authoring Websites or developing electronic communication infrastructures.,


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     1.4     "Web Site Materials" means the text, logos, structure and materials
              ------------------
contained  in  Licensor's  web  site  located  at  www.advocast.com.

2.     LICENSE.

License  Grant.  Subject  to  the terms and conditions of this Agreement and for
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good and valuable consideration as set forth in Recital B above, the receipt and sufficiency of which is hereby acknowledged, Licensor hereby grants to Licensee, and Licensee hereby accepts, an exclusive license within the NAIC Group ID Code of 541 for a period of 3 (three) years (and a re-assessment of exclusivity at the end of 3 (three) years from the date of this Agreement), and a perpetual, royalty-free, fully paid-up, non-exclusive worldwide license to the Technology, under Licensor's copyright, trademark and service mark (other than the service marks excluded under Section 2.2 below), to market, and sell the Technology and Derivative Works thereof. Distribution and sale rights under this Agreement may be exercised by Licensee and its designees.

     2.1     Trademarks  and  Service Marks.  The foregoing license excludes any
             ------------------------------
license or right to use the names and service marks "Advocast" or "Advocast.com" or the circular logo related thereto, as described and shown in U.S. Trademark Registration Nos. 2307095 and 2341268. However, the license set forth in Section
2.1 is inclusive of the right to use "private communications infrastructure", tag lines, logos, product and feature names and marks, and other service marks and trademarks used in connection with the Technology, except as set forth above.

     2.2     Web  Site  Materials.  With  respect to the Web Site Materials, the
             --------------------
license set forth in Section 2.1 includes the right to utilize the Web Site Materials (or Derivative Works thereof) in any web sites produced, owned or authorized by Licensee, in any advertising and marketing materials (in printed, electronic or other format), and in any other manner of usage deemed appropriate by Licensee, subject to the limitations set forth in Section 2.2 above.

     2.3     2.4.Modifications  and  Derivative Works Developed by Licensor.  To
             --------------------------------------------------------------
the extent that Licensor develops or creates (or has developed or created) any Derivative Work of the Technology, including: (i) any improvements and additions to and new versions of the Technology, or (ii) any materials or documents that utilize or are derived from the Technology, all right, title and interest in and to such Derivative Works (together with any and all corresponding intellectual property rights) shall be solely owned by Licensor.

     2.4     Proprietary  Rights.  Licensee  acknowledges the proprietary rights
             -------------------
and title of Licensor in the Technology, Derivative Works created by Licensor, and related trademarks, service marks, copyrights and other intellectual property rights in such materials, including the goodwill pertaining thereto.

3.     DELIVERABLES.

1. As soon as practicable after the Effective Date, Licensor shall meet with the Licensee, review Licensee's site needs and requirements and deliver to Licensee the Software System required to build web-sites and Private Communications Infrastructures.

4.     WARRANTIES.

1.1     Corporate  Power,  Etc.  Licensor  hereby  represents,  warrants,  and
        -----------------------
covenants to Licensee that (a) Licensor has all necessary right and power to enter into and perform according to the terms and conditions of this Agreement;
(b) all corporate action on the part of Licensor, its directors and its stockholders necessary for the authorization, execution, delivery and


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performance  of  this Agreement and any other agreements contemplated hereby has been taken; (c) the terms of this Agreement do not violate or conflict with any other agreement or obligation of Licensor; and (d) this Agreement is a valid and binding agreement on Licensor, enforceable in accordance with its terms.1.1

     4.1  Litigation.  There  is  no  action,  suit,  investigation,  or  other
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proceeding pending or, to Licensor's knowledge, threatened against or materially adversely affecting the Technology or Licensor's right and ability to consummate the transactions contemplated by this Agreement4.1

     4.2     Infringement.  Licensor  warrants  that the Technology and elements
             ------------
thereof are solely owned by Licensor and do not violate any copyright, trade secret, trademark, patent or other personal or proprietary rights of any third party, and that Licensor has not received any notice of such a claim. There are no existing, pending or, to Licensor's knowledge, threatened claims of infringement, misappropriation or disputed ownership by any third party relating to the Technology and, to Licensor's best knowledge, there is no basis for any such claim. To Licensor's best knowledge, no third party is infringing or has infringed the intellectual property rights with respect to the Technology.


     4.3     Survival.  The  representations, warranties and covenants contained
             --------
in or made pursuant to this Agreement shall survive execution and any termination of this Agreement.

     4.4     Limitation  of  Warranties.  EXCEPT  AS  EXPRESSLY SET FORTH ABOVE,
             --------------------------
NEITHER  PARTY  MAKES  ANY  REPRESENTATIONS  OR  WARRANTIES OF ANY KIND, WHETHER
EXPRESS OR IMPLIED, WITH RESPECT TO ITS SOFTWARE, TECHNOLOGY, INTELLECTUAL PROPERTY OR ITS DERIVATIVE WORKS THEREOF, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

5.     Indemnification.  Licensor  will indemnify and hold harmless Licensee and
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its  officers,  directors, agents, attorneys and employees (hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against any and all losses, costs, damages, liabilities and expenses arising from claims, demands, actions, causes of action, including, without limitation, legal fees (collectively, "Damages") arising out of any misrepresentation or breach of or default in connection with any of the representations, warranties, covenants and agreements given or made by Licensor in this Agreement (including defense of any third party claim that, if true, would constitute such a misrepresentation, breach or default). 5.

     5.1     Resolution  of  Conflicts  and  Arbitration.
             -------------------------------------------

          a) In case Licensor shall so object in writing to any claim or claims by Licensee made in any Officer's Certificate, Licensee shall have thirty
     (30) days to respond in a written statement to the objection of Licensor. If after such thirty (30) day period there remains a dispute as to any claims, Licensor and Licensee shall attempt in good faith for thirty (30) days to agree upon the rights of the respective parties with respect to each of such claims. a)

          b) If no such agreement can be reached after good faith negotiation, either Licensee or Licensor may, by written notice to the other, demand arbitration of the matter unless the amount of the damage or loss is at issue in pending litigation with a third party, in which event arbitration shall not be commenced until such amount is ascertained or both parties agree to arbitration; and in either such event the matter shall be settled by arbitration conducted by one arbitrator. Licensee and Licensor shall agree on the arbitrator, provided that if Licensee and Licensor cannot agree on such arbitrator, either Licensee or Licensor can request that the American Arbitration Association select the arbitrator. The arbitrator shall set a limited time period and establish procedures designed to reduce


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     the  cost and time for discovery while allowing the parties an opportunity, adequate in the sole judgment of the arbitrators, to discover relevant information from the opposing parties about the subject matter of the dispute. The arbitrator shall rule upon motions to compel or limit discovery and shall have the authority to impose sanctions, including attorneys' fees and costs, to the same extent as a court of competent law or equity, should the arbitrator determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification. The decision of the arbitrator shall be written, shall be in accordance with applicable law and with this Agreement, and shall be supported by written findings of fact and conclusion of law, which shall set forth the basis for the decision of the arbitrator. The decision of the arbitrator as to the validity and amount of any claim in such Officer's Certificate shall be binding and conclusive upon the parties to this Agreement..

          c) Judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction. Any such arbitration shall be held in Washington, DC under the commercial rules then in effect of the American Arbitration Association. .

     5.2  Third-Party  Claims.  If Licensee becomes aware of a third-party claim
          --------------------
which Licensee believes may result in a demand against the Software Service contract, Licensee shall notify Licensor of such claim, and Licensor shall be entitled, at its expense, to participate in any defense of such claim. Licensee shall have the right in its sole discretion to settle any such claim5.2

6. LIMITATION OF DAMAGES. IN NO EVENT SHALL LICENSOR OR LICENSEE BE LIABLE AND EACH PARTY COVENANTS NOT TO BRING ANY CLAIM FOR SPECIAL OR CONSEQUENTIAL DAMAGES OR FOR ANY INDIRECT DAMAGES, INCLUDING WITHOUT LIMITATION EXEMPLARY DAMAGES, WHETHER OR NOT SUCH DAMAGES WERE FORESEEN OR UNFORESEEN.

7.     CONFIDENTIAL  INFORMATION.

     7.1     Definition.  "Confidential  Information" means non-public software,
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technology  and  business  information,  business  and  marketing  plans  and strategies, trade secrets, customer lists, any written materials marked as confidential and any other information, including visual or oral information, which reasonably should be understood to be confidential. Confidential Information does not include information that a party can prove: (a) is now or later becomes generally available to the public without fault of the party who received such information ("Recipient") from the other party ("Discloser"); (b) was rightfully in Recipient's possession prior to its disclosure by Discloser;
(c) is independently developed by Recipient without the use of any Confidential Information of Discloser; or (d) is obtained by Recipient without obligation of confidentiality from a third party who has the right to disclose it. Additionally, a disclosure of Confidential Information that is (x) in response to a valid order by a court or other government body, (y) required by law, or
(z) necessary to establish the rights of either party hereunder, shall not be considered to be a breach of this Agreement.

     7.2     Use  and Disclosure.  Recipient shall not disclose to any person or
             -------------------
use for any purpose, except as expressly permitted by this Agreement or other written agreement signed by Discloser, any Confidential Information of Discloser. Recipient may disclose Confidential Information only to its employees, independent contractors and advisors who need to know such information, and who are bound to keep such information confidential. Recipient shall give Discloser's Confidential Information at least the same level of protection as it gives its own Confidential Information of similar nature, but not less than a reasonable level of protection. Recipient shall maintain Confidential Information in a safe and secure place and shall not copy Confidential Information except to the extent necessary for the purposes of this Agreement. All confidentiality obligations shall survive for five (5) years from the date of disclosure, except that confidentiality obligations with respect to any source code shall survive for twenty (20) years from the date the Confidential Information was disclosed to Recipient.


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     7.3     Injunctive  Relief.  Each  party,  as  Recipient, acknowledges that
             -------------------
Discloser's Confidential Information is highly valuable to Discloser, that any breach of Recipient's confidentiality obligations with respect thereto may severely damage Discloser, and that monetary damages may not be a sufficient remedy for such breach, and, therefore, that Discloser is entitled, among any other available remedies, to seek immediate injunctive and other equitable relief for any such breach.

8.     MARKETING.

     8.1     Branding;  Copyright  and  Trademark  Use.  The  parties agree that
             -----------------------------------------
Licensee shall private-label the Software Service and other Technology as products of Licensee, using Licensee's own brand names, trademarks and service marks. Product packaging and documentation for the Software shall also be designed and produced by Licensee, at its sole discretion. However, Licensee shall include, subject to Licensor's approval as to form, appropriate copyright and trademark notices of Licensor in the documentation for the Technology.

9. BREACH OF AGREEMENT. If either party believes that the other has materially breached any provision of this Agreement, the party alleging the breach shall deliver notice to the other party, specifying the nature of the alleged breach. The party alleged to be in breach shall have thirty (30) days from the date of mailing of such notice in which to attempt to cure the alleged breach. During such thirty (30) day period, either party may request a personal meeting between the parties in which to negotiate in good faith to attempt to resolve the dispute. If such negotiations are unsuccessful and the alleged breach has not been cured by the end of such thirty (30) day period, the party alleging the breach may pursue any and all rights and remedies that it has under this Agreement, at law or in equity, in any judicial or arbitration proceedings.

10.     MISCELLANEOUS.

     10.1     No  Other  Agreement.  This Agreement contains the full and entire
              --------------------
agreement between the parties with respect to its subject matter. No modification or amendment of this Agreement shall be valid unless in writing and signed by both parties hereto.

     10.2     Force  Majeure.  Either  party  shall  be  excused  from delays in
              --------------
performing or from any failure to perform any of its duties under this Agreement to the extent such delays or failures result from causes beyond the reasonable control of such party; provided, however, that in order to be excused from any such delay or failure, such party must promptly notify the other of the delay and its cause and must diligently act to mitigate such delay to the extent reasonably possible.

     10.3     Assignment.  The  benefits of this Agreement shall inure to and be
              ----------
binding  upon  the  successors  and  assigns  of  both  parties.

     10.4     Notice.  All  notices  and  requests  in  connection  with  this
              ------
Agreement shall be given in writing and may be given by registered or certified mail, commercial delivery service, facsimile or other customary means of written communication, delivered to the addresses set forth above or to such other address as the party to receive the notice or request shall designate by notice to the other party. The effective date of any notice or request given in connection with this Agreement shall be the date on which it is received by the addressee.

     10.5     Choice  of  Law.  This  Agreement  shall  be  governed  by  and
              ---------------
interpreted in accordance with the laws of the State of Delaware, without regard to conflicts of laws provisions.


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     10.6     Attorneys' Fees.  In any legal action arising out of or related to
              ---------------
this Agreement, the prevailing party shall be entitled to an award of its reasonable costs and attorneys' fees.

     10.7     Waiver.  Any  waiver  by  a  party  of  any covenant, condition or
              ------
obligation of the other party must be in writing and signed by the party asserted to have made the waiver, and any such waiver shall not be construed to be a waiver of any subsequent breach. No failure to exercise any right or power under this Agreement or to insist on strict compliance by the other party shall constitute a waiver of the right in the future to exercise such right or power or to insist on strict compliance.

     10.8     Severability.  If  any  term  of this Agreement is held invalid or
              ------------
unenforceable by a court or arbitrator of competent jurisdiction, such term shall be reduced or otherwise modified by such court or arbitrator to the minimum extent necessary to make it valid and enforceable. If such term cannot be so modified, it shall be severed and the parties agree to negotiate in good faith a replacement term that approximates, to the maximum extent that is legal and valid, the original intent of the deleted provision.

     10.9     Rights  Reserved.  Licensee  shall  have  the  right,  in its sole
              ----------------
discretion, to market (or not market) the Technology in any manner and under any name Licensee chooses. Nothing in this Agreement shall impair Licensee's right to acquire, license, independently develop for itself or have others independently develop for it similar products performing the same or similar functions as the Technology.

     10.10     Relationship  of  Parties.  Licensor  and  Licensee  are  acting
               -------------------------
hereunder as independent contractors and this Agreement shall not be construed as authority for either party to act for the other party in any agency or other capacity or to make commitments of any kind for the account of, or on behalf of, the other party, except to the extent, and for the purposes, expressly provided for and set forth herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives as of the Effective Date.


ADVOCAST,  INC.  ("LICENSOR")          AIMS  WORLDWIDE,  INC.  ("LICENSEE")

By:/s/James  D.  Cannon                By:  /s /Michael  Foudy
-----------------------                -----------------------
James  D.  Cannon                      Michael  Foudy

Title:  President  and  CEO            Title:  Chairman

Date:  April  18,  2003                Date:  April  18,  2003


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